The New Face of Coal Morgan Stanley Small Cap Executive Conference Kevin Crutchfield, Executive Vice President David Stuebe, Chief Financial Officer June 16, 2006

- Alpha: Who we are - Performance momentum - Alpha's acquisition mindset - Utilities, scrubbers & the met landscape - Taking care of business - A compelling value

Statements in this presentation which are not statements of historical fact are "forward-looking statements" within the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, Alpha Natural Resources at the time this presentation was made. Although Alpha Natural Resources believes that the assumptions underlying such statements are reasonable, it can give no assurance that they will be attained. Factors that could cause actual results to differ materially from expectations include the risks detailed under the caption "Risks Relating To Our Company" in the company's Annual Report on Form 10-K and in other materials filed by the company with the Securities and Exchange Commission. This presentation contains certain non-GAAP financial measures. A reconciliation to the most directly comparable GAAP measures is provided at the end of this presentation. Forward-looking information

A unique coal company & business model Consolidation of established Appalachian coal companies Over 100 years of history 8 separate business units Diversified network of 72 mines feeding 12 prep plants Largest U.S. supplier of metallurgical coal to the steel industry #1 in sales, #1 exporter Unparalleled expertise in coal blending & optimization Incremental value generates industry-leading margins High quality reserve base 84% low sulfur coal, 91% high Btu Over 90% union-free with low legacy liabilities No exposure to expiring BOCA national contract A growing company Projected '06 coal sales of 30 mm tons represents 38% growth since 2003 Alpha: Who we are Note: Includes Progress operations

Alpha production profile 2005 Coal Sales by Type Other 62 Metallurgical Steam 37% 63% 2005 Coal Sales by Source Mine-level purchases 1.5 Contractor production 2.7 Alpha mines 16.4 Alpha Coal Sales purchases 6.3 23% 61% 10% Alpha mines Purchased brokerage coal Contractor Production Mine-level purchases 6% Current Surface/UG Mix1 Current Production by Region1 Other 61 Underground Surface (1) Q1 2006 39% 61% Other 78 Northern App Central App 78% 22% Alpha: Who we are

2004 2005 Q1 2006 Cost of coal sales / ton 36.34 44.35 46.46 Industry-Leading Unit Revenues, Margins Alpha mines: $40.42 Contract mines: $52.95 Purchased coal: $66.28 $42.63 $52.98 $59.58 Average realized price / ton Alpha: Who we are

Steadily improving results 2003 2004 2005 rev 694.6 1079.7 1414.5 $694.6 $1,079.7 $1,414.5 2003 2004 2005 income 2.3 20 21.2 46.4 Coal Sales Revenues Millions of $ Millions of $ Net Income $2.3 $20.0 $67.6 2003 2004 2005 cash flow 54.1 106.8 149.6 Operating Cash Flow Millions of $ $54.1 $106.8 $149.6 (1) See slide at end of presentation for reconciliation of EBITDA, as adjusted, to net income $46.4 $21.2 2003 2004 2005 ebitda 47.7 119.3 143.2 41 EBITDA, as adjusted1 $184.2 $47.7 $119.3 $39.0 $145.2 Millions of $ IPO-related non-cash stock-based compensation charge Performance momentum

Steadily improving results Coal revenues $ 424.4 $ 273.1 Tons sold (millions) 7.1 5.5 EBITDA 1^2 80.6 (3.2) Income (loss) from operations1 46.6 (14.0) Net income (loss)1 27.2 (25.8) Diluted e.p.s.1 $0.43 ($0.71) First-Quarter Results 2006 2005 (in millions of $ except e.p.s & tons sold) (1) Includes charges for IPO-related stock compensation as follows: Q1 06: $3.8 million ($3.7 million after tax, or $0.06 per share) Q1 05: $36.4 million ($35.5 million after tax, or $0.58 per share) (2) See slide at end of presentation for reconciliation of EBITDA to net income Performance momentum

Progress acquisition 73 mm tons doubles Kentucky reserve base Mix of surface, UG mines Excellent development potential Alpha believes Elkhorn #2 will be very cost-competitive mine High Btu, mid-sulfur coal favorably positioned to the S.E. scrubber market via CSX Additional opportunities... Additional opportunities... Additional opportunities... Additional opportunities... Additional opportunities... Additional opportunities... Additional opportunities... Additional opportunities... Additional opportunities... Additional opportunities... Additional opportunities... Additional opportunities... Additional opportunities... Alpha's acquisition mindset

Most recent acquisitions exemplify Alpha's disciplined growth strategy Acquisition Criteria Complementary to existing business Union-free Minimal legacy liabilities Low cost production High value reserves Disciplined approach - DCF based Proactively create opportunities - don't chase deals Callaway Progress (1) (1) Elkhorn #2 mine opening is expected to substantially reduce cost structure. Alpha's acquisition mindset

Road business rolling ahead West Virginia 11.3 mile segment of 96 miles of King Coal Highway Now under construction Expect to incidentally recover 2.5 - 3.0 million tons of coal Virginia 31 miles of 51-mile planned Coalfields Expressway In June VDOT awards $2 million grant to initiate project development Alpha's acquisition mindset

How scrubbers will shift supply Alpha Believes: Main impact on CAPP supply will be on Mississippi River markets Pittsburgh #8 longwall production will capture share in upper River Illinois Basin/West Kentucky will take share in lower River Wet scrubbers will push back Powder River Basin supply Rail will insulate the Southeastern markets It's all about delivered BTU cost (railroads will take a share of the margin) Utility-specific concerns will play a role Fusion limitations, boiler slagging for older stations that scrub Erosion in boilers from chlorine (Illinois basin coal) States may mandate stricter limits on mercury (Md., Ga., Minn., NY, Ill.) CAPP coal is advantaged with low sulfur, low mercury & efficient transportation. Utilities, scrubbers & clean coal

Why Alpha remains bullish on met We continue to book non- traditional business due to strong steel markets Exports should end up near 2005 levels despite loss of Asian accounts We settled traditional business early We have secured more flexibility in specs We increased domestic met sales by 1 million tons Met business is harder to lose once you have it Japan + 1.7% India + 16.6% North America + 3.2% China + 17.3% W. Europe + 1.6% Estimated Growth in Steel Production - 2006 SOURCE: Macquarie Research The met landscape

Alpha provides all grades of met coal The met landscape Low Vol Mid Vol High Vol Blending Kepler Moss Madison Kepler Tom's Creek McClure Litwar Alpha Brands

Production must ramp up to catch demand Total ex-China U.S. E.U. Japan Production 0.009 -0.036 0.036 0.028 0.008 Demand 0.082 0.013 0.139 0.072 0.021 The met landscape Change in Steel Demand, Production - 1st 4 mos. '06 vs. last 4 mos '05 China +8.2% +0.9% SOURCE: Macquarie Research

Taking care of business Operating safely Lost-Time Accidents 2006 YTD Citation Rate: 0.42 2.33 3.04 Industry Benchmark: 4.13 Alpha-operated mines receive, on average, less than one citation for every 2 MSHA inspection days.

S. 2803 - The MINER Act Mine rescue teams 2 teams available within 1 hour ground travel time to mine Limited liability for mine rescue team members 2 hours breathable air per miner Storage areas with 2 more hours breathable air every 30 mins. walking time Secondary communication system w/i 60 days Wireless, electronic tracking & communications devices w/i 3 yrs. Flame-resistant escapeway lifelines Increased seal protection in abandoned works (new standards in 18 mos.) Increased fines and penalties for violations of the Mine Act Ongoing assessment of belt air and rescue chambers Scholarships for new miner training, inspectors & safety research Alpha is working on a methodology for passing through costs of government-imposed mandates in S. 2803 Taking care of business

Developing a new generation of miners Taking care of business Alpha 'Red Hats' - 2005 (no. of employees) Alpha Job Vacancies (% of employee population) Attrition Certified In Program East 56 168 353 353 168 56 Apr. 06 Mar. 06 Feb. 06 Jan. 06 East 3 3 2.4 2.7 2.7% 2.4% 3.0% 3.0%

Being a responsible steward of the land Black Bear #1 Surface Mine Clintwood, Va. Interstate Mining Compact Commission National Mine Reclamation Award Appalachian Regional Reforestation Initiative Excellence in Reforestation Award Va. Mining Association 2006 Reclamation Award Va. DMLR Excellence in Reclamation Award Jimmy Adkins, Superintendent, Black Bear Surface Mine Taking care of business

Total F 3.8 C 3.2 B 2.6 A 2.3 0 D 2.1 ANR 1.9 E 0.7 H 0.3 Total E 2527.6 A 1577.8 D 642.9 B 335.7 C 261.9 F 105.1 H 88.4 ANR 84.9 Total A 1630.5 B 1113.3 C 982.4 D 635 ANR 485.8 E 443 F 150.6 G 30.6 Strength on the balance sheet Total Debt Total Legacy Liabilities Note: As of 12/31/05 (except for H which is as of 9/30/05) from company press releases. ANR pro forma for Callaway acquisition. ROIC calculated as net income (adjusted to exclude nonrecurring items) plus after-tax interest expense (assumes normalized effective tax rate of 25%) divided by net debt plus minority interest plus shareholders' equity. Alpha ROIC calculated based on pro forma average for 2005. Total Debt / LTM EBITDA Return on Invested Capital (ROIC) Total E 22.4 ANR 21.7 A 13.2 D 12.5 C 5.8 B 4.8 H 4.8 F 0.4 A compelling value

Excellent cash flow prospects 2006 Targeted EBITDA 2006 Targeted Cap Ex sustaining 306 100 development 41 50 Millions of $ $100 mm $50 mm $306 - 347 mm 1 (1) Includes $12.8 million in non-cash stock compensation expense related to IPO. Sustaining Development A compelling value

Favorably positioned from a valuation standpoint A compelling value 2006E P/E1 (1) As of 5/05/06 18.4 21.7 25.9 25.9 30.0 14.4 17.7 0.0x 10.0x 20.0x 30.0x 40.0x A C D G B E ANR 2006E EV / EBITDA1 A C B E G D ANR 0.0x 5.0x 10.0x 15.0x 20.0x 18.2 13.9 11.0 8.7 8.6 6.5 8.3

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Appendix: EBITDA Reconciliation [thousands of $]